Income Taxes	12 Months Ended
Dec. 31, 2024
Income Taxes [Abstract]
Income Taxes

12. Income Taxes

Cayman Islands and British Virgin Islands

Under the current and applicable laws of Cayman Islands and British Virgin Islands, the Company is not subject to tax on income or capital gains under these jurisdictions.

Hong Kong

Top Win Hong Kong is incorporated in Hong Kong and is subject to Hong Kong Profits Tax on the taxable income as reported in their respective statutory financial statements adjusted in accordance with relevant Hong Kong tax laws. For the years ended December 31, 2024, 2023 and 2022, Hong Kong Profits Tax is calculated in accordance with the two-tiered profits tax rates regime. The applicable income tax rate for the first HK$2 million (approximately $255,395) of assessable profits is 8.25% whereas assessable profits above HK$2 million (approximately $255,395) will be subject to an income tax rate of 16.5%.

The current and deferred portions of the income tax expense included in the consolidated Statements of Operations and comprehensive (loss) income as determined in accordance with ASC 740 are as follows:

	For the Years Ended December 31,
	2024	2023	2022
Current income tax expenses	$—	$19,197	$4,548
Deferred income tax benefits	(8,615)	(3,074)	(474)
Total income tax (benefits) expenses	$(8,615)	$16,123	$4,074

A reconciliation of the difference between the expected income tax expenses computed at Hong Kong income tax rate of 16.5% and the Group’s reported income tax expense is shown in the following table:

	For the Years Ended December 31,
	2024	2023	2022
(Loss) Income before income tax expense	$(50,834)	$212,850	$76,064
Hong Kong statutory income tax rate	16.5%	16.5%	16.5%
Computed income tax (benefit) expense with Hong Kong statutory income tax rate	$(8,388)	$35,120	$12,551
Non-taxable income	(227)	(18)	(5,098)
Non-deductible expenses	—	984	2,703
Effect of tax concession	—	(383)	(766)
Effect of preferential tax rates in Hong Kong	—	(19,580)	(5,316)
Income tax (benefits) expenses	$(8,615)	$16,123	$4,074

Deferred tax

The Group measures deferred tax assets and liabilities based on the difference between the financial statement and tax bases of assets and liabilities at the applicable tax rates. Components of the Group’s deferred tax assets and liabilities are as follows:

	As of December 31,
	2024	2023
Deferred tax assets:
Allowance for credit loss	$—	$896
Depreciation of property and equipment	1,949	2,195
Write-downs of inventories	152,352	147,124
Net operating losses carry forwards*	5,403	—
Total deferred tax assets	$159,704	$150,215

*	The net operating losses carry forwards of the entity in Hong Kong are $32,597 and nil as of December 31, 2024 and 2023, respectively, which can be carried forward without an expiration date.

Movement of the Group’s deferred tax assets during the years is as follows:

	2024	2023
Balance at January 1	$150,215	$147,311
Deferred income tax benefit recognized during the year	8,615	3,074
Exchange rate differences	874	(170)
Balance at December 31	$159,704	$150,215

Uncertain tax positions

The Group evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measure the unrecognized benefits associated with the tax positions. As of December 31, 2024 and 2023, the Group did not have any significant unrecognized uncertain tax positions and the Group does not believe that its unrecognized tax benefits will change over the next twelve months. For the years ended December 31, 2024, 2023 and 2022, the Group did not have any significant interest or penalties related to potential underpaid income tax expenses. The Group’s major tax jurisdiction is Hong Kong. Under relevant Hong Kong tax laws, tax case is normally subject to investigation by the tax authority for up to 6 years of assessment prior to the current year of assessment, if in a case of fraud or willful evasion, then the investigation can be extended to cover 10 years of assessment.